                                              AS AMENDED MAY 7, 1996



                                 CEPHALON, INC.

                               STOCK OPTION PLAN


1.     PURPOSE OF THE PLAN

       The Cephalon, Inc. Stock Option Plan ("Plan") is intended to promote the interests of Cephalon, Inc. ("Corporation") by providing incentives to (i) certain employees of the corporation or its Subsidiary Corporations who are responsible for the management, growth or financial success of the Corporation or its Subsidiary Corporations, (ii) independent contractors and consultants who perform valuable services for the corporation or its Subsidiary Corporations, and (iii) non-employee members of the Board of Directors of the Corporation (the "Board"), to encourage them to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and to continue to perform services for the Corporation or its Subsidiary Corporations. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

2.     ADMINISTRATION OF THE PLAN

       (a) Committee.  This Plan shall be administered by a Committee (the
           ---------
"Committee") of the Board of Directors of the Corporation, which shall consist of not less than two members of the Board of Directors, all of whom shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect for the Corporation from time to time. Members of the Committee shall serve for such term as the Board of Directors may determine and shall be subject to removal by the Board at any time. No person serving as a member of the Board or the Committee shall act on any matter relating solely to such person's own interests under the Plan or any option thereunder; however, the receipt of the options automatically awarded to Board members, as provided in Section 3 herein, shall not disqualify such Board members from serving on the Committee.

       (b) Committee Authority.  The Committee shall have full power and
           -------------------
authority to (i) determine who is eligible to receive awards under the Plan,
(ii) determine which persons shall receive option grants, (iii) determine the number of shares to be covered by each option grant, (iv) determine whether each granted option is to be an incentive stock option ("ISO") or a non-statutory option ("NQSO"), (v) determine the time or times at which each option is to become exercisable, (vi) determine the exercise price for each option, (vii) determine the maximum term for which option is to be exercisable, and (viii) determine all other terms and conditions upon which options may be exercised. The Committee shall have the full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan or any outstanding option. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

3.     ELIGIBILITY FOR OPTION GRANTS

       (a)    General Eligibility.  Key employees (whether or not they are
              -------------------
officers and members of the Board) of the Corporation (or a Subsidiary Corporation) are eligible to receive ISOs or NQSOs under the Plan. Independent contractors and consultants and non-employee members of the Board shall be eligible to receive NQSOs under the Plan, subject to the provisions of this
Section 3.

       (b)    Option Grants to Non-employee Directors.  A member of the Board of
              ---------------------------------------
Directors of the Corporation who is not an employee of the Corporation or any of its Subsidiary Corporations (a "Non-Employee Director") shall be entitled to receive NQSOs in accordance with this clause (b).

              (i)  Initial Grant.  Each Non-Employee Director shall be entitled
                   -------------
receive an NQSO to purchase 15,000 shares of Common Stock upon the following terms and conditions:

                    (x) As to any such person who becomes a member of the Board of Directors after January 1, 1991, the date of grant shall be the date he or she first becomes a member of the Board;

                    (y) As to any such person who became a member of the Board of Directors prior to January 1, 1991, the date of grant shall be the date of the Corporation's 1991 annual meeting of stockholders, subject to approval of this clause (ii) by the stockholders of the Corporation at such meeting.

              (ii)  Annual Grants.  On each date that the Corporation holds its
                    -------------
annual meeting of stockholders, commencing with the 1993 calendar year, each Non-Employee Director in office immediately after the annual election of directors (other than those Non-Employee Directors first elected at such meeting) will receive a grant of an NQSO to purchase 5,000 shares of Common Stock, provided that a Non-Employee Director will not be eligible to receive under this Section 3(b) options to purchase 50,000 shares of Common Stock (subject to adjustment as provided in Section 4(b) of this Plan).

          (iii)  Option Exercise Price.  Options granted under this subsection
                 ---------------------
(b) shall have a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, and, except as otherwise provided in the next sentence, such option shall become exercisable, with respect to 25% of the shares of Common Stock underlying the option, on each anniversary following the date of grant. Upon the death of a Non-employee Director:

                  (A) while he or she is a director of the Company;

                  (B) during the three-month period following termination of his or her status as a director of the Company; or

                  (C) during the one year period following the permanent disability of the Non-employee Director;

each Stock Option of such Non-employee Director shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term or earlier surrender of the option. Notwithstanding any other provision of the Plan, this subsection may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of or the regulations relating to the Internal Revenue Code or the Employee Retirement Income Security Act of 1974.

              (iv)  Administration.  The provisions of this Section 3(b) are
                    --------------
intended to operate automatically and not require administration. However, to the extent that administrative determinations are required, the provisions of this Section 3(b) shall be made by the members of the Board who are not eligible to receive grants under this Section 3(b), but in no event shall such determinations affect the eligibility of optionees, the determination of the exercise price, the timing of the grants or the number of shares subject to options hereunder.

              (v)   Applicability of Plan Provisions. Except as otherwise
                    --------------------------------
provided in this Section 3(b), the NQSOs to Non-Employee Directors shall be subject to the provisions of this Plan applicable to NQSOs to other persons.

       (c)    Prospective Employees and Consultants.  Options may be granted to
              -------------------------------------
a prospective key employee, independent contractor or consultant conditioned upon, and effective not earlier than, such person becoming a key employee, independent contractor, or consultant.

4.     STOCK SUBJECT TO THE PLAN

       (a)    Authorization and Use.  The stock issuable under the Plan shall
              ---------------------
consist of shares of the Corporation's authorized but unissued or reacquired common stock ("Common Stock"). The aggregate number of shares issuable under the Plan shall not exceed 3,500,000, subject to adjustment as provided in subsection (b). Should an option be terminated or canceled without being exercised, the Shares subject to the portion of the option not so exercised shall be available for subsequent option grants under the Plan.

       (b)    Adjustment Provisions.  If any change is made to the Common Stock
              ---------------------
issuable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then, unless such event or change results in the termination of all outstanding options pursuant to the provisions of Section 7, the Committee shall preserve the value of Plan awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change upon the Corporation's capital structure and by making appropriate adjustments to the number and class of shares and the exercise price per share of each outstanding option. The adjustments determined by the Committee shall be final, binding and conclusive.

5.     TERMS AND CONDITIONS OF OPTIONS

       (a)    General Requirements.  Each option granted under the Plan shall be
              --------------------
evidenced by a stock option agreement that complies with (or incorporates) each of the terms and conditions of this Section and identifies such option as either an option that is intended to comply with the requirements of Section 422 of the Internal Revenue Code or as an option that is intended not to be an ISO. Individuals who are not employees of the Corporation or its Subsidiaries may only be granted NQSOs.

       (b)    Option Price.
              ------------

              (1) The option price per share shall be fixed by the Committee at the date of the option grant. In no event shall the option price per share of an ISO be less than 100% of the fair market value of a share of Common Stock on the date of the option grant. If the optionee is an owner of stock (as determined under Section 424(d) of the Internal Revenue Code) that possesses more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary Corporation ("Ten Percent Stockholder"), the option price per share in the case of an ISO shall not be less than 110% of the fair market value of a share of Common Stock on the date of the option grant. The option price per share for NQSOs, except for NQSOs granted pursuant to Section 3(b), shall be equal to such lawful consideration as shall be determined by the Committee as of the date of grant. In the case of a prospective key employee, independent contractor, consultant or non-employee member of the Board, the time at which an option is granted shall be deemed the effective date of such grant.

              (2) The option price shall be paid upon exercise of the option and, subject to the provisions of the stock option agreement that evidences the option grant, shall be payable in one of the following alternative forms (as determined by the Committee):

                    (A)  Full payment in cash or cash equivalents;

                    (B) Full payment in shares of Common Stock held for at least six months and having an aggregate fair market value on the date of exercise equal to the aggregate option price; or

                    (C) A combination of shares of Common Stock held for at least six months and valued at fair market value on the date of exercise and cash, or cash equivalents, equal in the aggregate to the option price.

              (3) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                    (A) If Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the NASDAQ National Market System), the fair market value shall be the mean between the reported bid price and reported asked price of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices on the date in question, then the mean between the reported bid price and reported asked price on the last preceding date for which such quotations exist shall be determinative of fair market value. If Common Stock is traded over-the-counter on the NASDAQ National Market System, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the National Association of Securities Dealers through such system or any successor system. If there is no reported closing selling price for Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                    (B) If Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the highest and lowest quoted selling prices of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for Common Stock, as such prices are officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the mean between the highest and lowest quoted selling prices on such exchange on the last preceding date for which such quotation exists.

                    (C) If Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that the value as determine pursuant to subparagraphs (A) or (B) does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

       (c)    Term, Transfer Restrictions and Exercise of Options.  Each option
              ---------------------------------------------------
granted under the Plan shall be exercisable at such time or times and during such period as determined by the Committee and set forth in the stock option agreement or other agreement evidencing such award; provided, however, that no option granted under the Plan shall have a term in excess of ten years from its date of grant, or, in the case of an ISO granted to a Ten Percent Stockholder, a term in excess of five years from the date of grant. An option granted under the Plan to any officer of the Corporation, any Board member, or any other person subject to
Section 16 of the Securities Exchange Act of 1934, as amended (collectively, an "Insider") shall not be assignable or transferable other than (i) by will, (ii) by the laws of descent and distribution, (iii) pursuant to a qualified domestic relations order, or (iv) pursuant to the terms of the Plan. Except for circumstances described in the preceding sentence, an option, or derivative security granted under the Plan to an Insider shall be exercisable only by the Insider. Options may be exercised by written notice to the Corporation (in such terms as the Committee may specify) and upon payment of the option price as set forth in Section 5(b).

       (d)    Investment Purpose.  If necessary or advisable to comply with
              ------------------
applicable federal or state securities laws, any option granted under the Plan may be granted on the condition that the optionee agrees that the purchase of shares of Common Stock thereunder is for investment and not with a view to the resale or distribution of such stock and that such shares shall be disposed of only in accordance with such laws. As a condition to issuance of any shares purchased upon the exercise of any option granted pursuant to the Plan, the optionee, his executor, administrator, heir or legatee (as the case may be) receiving such shares may be required to deliver to the Corporation an instrument, in form and substance satisfactory to the Committee and its counsel, implementing such agreement. Any such condition may be eliminated by the Committee if the Committee determines it is no longer necessary or advisable.

       (e)    Stockholder Rights.  No optionee shall have any of the rights of a
              ------------------
stockholder with respect to any shares covered by such option until such person has exercised the option and been issued a stock certificate for the purchased shares.

6.     INCENTIVE STOCK OPTIONS

       (a)    General Conditions.  The additional terms and conditions set forth
              ------------------
in this Section shall apply to all ISOs granted under the Plan. Options that are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such additional terms and conditions.

       (b)    Special Limitation on Incentive Stock Options.  To the extent that
              ---------------------------------------------
the aggregate fair market value (determined as of the respective date or dates of grant) of shares with respect to which post-1986 options that would otherwise be ISOs are exercisable for the first time by any individual during any calendar year under the Plan (or any other plan of the Corporation, a Parent or Subsidiary Corporation or predecessor thereof) exceeds the sum of $100,000, whether by reason of acceleration due to change of control or otherwise, such options shall be treated as "non-statutory" options. Such post-1986 options shall be taken into account in the order in which they were granted.

7.     CHANGES IN CORPORATE STRUCTURE OR CONTROL

       (a)    Corporate Transaction. In the event of one or more of the
              ---------------------
following transactions ("Corporate Transaction") and subject to the further provisions this Section 7:

              (1) A consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving entity, except for a transaction, the principal purpose of which is to change the state of the Corporation's incorporation;

              (2) the Corporation is party to a merger, consolidation or reorganization pursuant to which more than 50% of its shares are converted into cash or other securities;

              (3) more than 50% of the assets of the Corporation are sold or otherwise disposed of; or

              (4) the Corporation dissolves or liquidates or effects a partial liquidation involving more than 50% of its assets,

then, subject to the limitations described below, all options at the time outstanding under the Plan and not then otherwise fully exercisable shall, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for up to the total number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of the shares for which the option is so accelerated.

              In no event shall any such acceleration in connection with a Corporate Transaction described in subparagraph (1) or (2) above occur if the terms of the agreement of the Corporate Transaction require as a condition to consummation that each such outstanding option shall either be assumed by the successor corporation or affiliate thereof or be replaced with a comparable option or to purchase shares of capital stock of the successor corporation or affiliate thereof. The determination of such comparability shall be made by the Committee, and its determination shall be final, binding and conclusive. Upon consummation of a Corporate Transaction described in subparagraph (1) or (2), all outstanding options and under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent corporation, terminate.

              In no event shall any such acceleration occur in connection with a Corporate Transaction described in subparagraph (3) or (4) unless the Committee, in its discretion, determines that such acceleration is appropriate. In the event such acceleration does occur in connection with a Corporate Transaction described in subparagraphs (3) and (4) above, the Committee may, in its discretion, provide that upon consummation of the Corporate Transaction all outstanding options under the Plan shall, to the extent not previously exercised, terminate.

       (b)    Change of Control.  In the event of one or more of the following
              -----------------
occurrences ("Change of Control"):

              (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the Corporation's then outstanding shares, unless, within 30 business days after notice to the Corporation of such event, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change of Control has occurred (which resolution may be revoked by the Board at any time, in which case a Change of Control will be deemed to have occurred as of the date such revocation becomes effective);

              (2) During any period of two consecutive years, members who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or nomination for election by the Corporation's shareholders, of each director is approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period; or

              (3) The occurrence of any other change of control of a nature that would be required to be reported in accordance with Item 1(a) of Form 8-K pursuant to Sections 13 or 15(d) of the Exchange Act or in the Corporation's proxy statement in accordance with Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or in any successor forms or regulations to the same effect; unless, within 30 business days after notice to the Corporation or such event, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change of Control has occurred (which resolution may be revoked at any time, in which case a Change of Control will be deemed to have occurred on the date such revocation becomes effective), then all options at the time outstanding under the Plan and not then otherwise fully exercisable shall become immediately exercisable as of the date of the Change of Control, for up to the total number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of the shares for which the option is so accelerated.

       (c)    Adjustment Provisions.  If any change is made to the Common Stock
              ---------------------
issuable under the Plan by reason of a Corporate Transaction or a Change in Control that does not result in the termination of all outstanding options pursuant to the provisions of this Section 7, the Committee shall adjust the maximum number and class of shares issuable under the Plan, the number and class of shares subject to options, and the option price or exercise price, as provided in Section 4(b).

       (d)    Effect of Plan Awards on Corporation. The grant of options under
              ------------------------------------
the Plan shall not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.     CANCELLATION AND NEW GRANT OF OPTIONS

       The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an exercise price per share not less than 100% (or not less than 110% if an optionee is a Ten Percent Stockholder) of the fair market value of a share of Common Stock on the new grant date in the case of an ISO, or, in the case of NQSOs, an exercise price equal to such lawful consideration as determined by the Committee on the new grant date.

9.     AMENDMENT OF THE PLAN AND OPTIONS

       (a)    Amendments in General.  The Committee shall have complete and
              ----------------------
exclusive power and authority to amend the Plan and the Committee may amend or modify outstanding options issued under the Plan in any or all respects whatsoever not inconsistent with the terms of the Plan; provided, however, that, except to the extent necessary to qualify options under the Plan as ISOs, no such amendment shall adversely affect rights and obligations of an optionee with respect to options at the time outstanding under the Plan unless such person consents to such amendment; and provided, further, that the Committee shall not, without the approval of the Corporation's stockholders, amend the Plan to (i) increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Section 4(b) or subsection (b) of this Section),
(ii) materially increase the benefits accruing to optionees, or (iii) modify the eligibility requirements for awards granted under the Plan.

       (b)    Increasing Number of Shares Authorized Under Plan.  Options may be
              --------------------------------------------------
granted under the Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Committee prior to the initial grant of any such option and is thereafter submitted to the Corporation's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to obtaining such stockholder approval.

10.    EFFECTIVE DATE AND TERM OF PLAN

       (a)    Term of Plan.  The Plan shall become effective when adopted by the
              -------------
Board, but no option granted under the Plan shall become exercisable unless and until the Plan has been approved by the Corporation's stockholders. If such stockholder approval is not obtained within 12 months after the date of the Board's adoption of the Plan, then any options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, options may be granted under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

       (b)    Option Term. Unless the Plan is sooner terminated in accordance
              -----------
with Section 7, no option may be granted under the Plan after the earlier of (i) the tenth anniversary of the date of its adoption by the Board or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise or surrender of options granted hereunder.

11.    WITHHOLDING

       Before the Corporation issues Common Stock to a grantee pursuant to the exercise of a nonqualified stock option, the Corporation shall have the right to require that the grantee make such provision, or furnish the Corporation such authorization as may be necessary or desirable so that the Corporation may satisfy its obligation, under applicable income tax laws, to withhold for income or other taxes due upon or incident to such exercise. Grantees may elect (hereinafter a "Withholding Election") with respect to the exercise of a nonqualified stock option either (i) to have the Corporation withhold, from the Common Stock to be issued pursuant to such exercise, such number of such shares of Common Stock which, or (ii) to surrender to the Corporation such number of shares of Common Stock already owned by the grantee (which may be shares of Common Stock received upon such exercise) which, at their fair market value on the date as of which the option exercise is taxable for federal income tax purposes (the "Tax Date"), shall be sufficient to satisfy the Corporation's withholding obligation with respect to the option exercise. If the fair market value on the Tax Date of the number of shares of Common Stock required to be withheld or surrendered pursuant to a Withholding Election exceeds the Corporation's withholding obligation with respect to the exercise, a fractional share of Common Stock shall not be issued for the excess, but an amount equal to the excess shall be paid to the grantee by the Corporation in cash as soon as reasonably practicable after the amount of such excess is determined by the Corporation. A Withholding Election may be made applicable with respect to a particular option exercise, to all previously granted nonqualified stock options, and/or to all such options to be granted in the future. A Withholding Election by a grantee who is not an Insider may be made continuing until revoked by the grantee. For grantees who are Insiders, to the extent required by
Section 16 of the Exchange Act any such Withholding Election and any option to which the Withholding Election applies also shall meet the following requirements:

                (1) The Withholding Election, once made, shall be irrevocable.

                (2) The Withholding Election must be made either (A) during one of the ten-day periods beginning on the third business day following the date of release of the Corporation's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, or
       (B) at least six months prior to the Tax Date for the option exercise to which such Withholding Election applies.

                (3)   An option with respect to which such a
       Withholding Election is in effect shall not be exercisable until at least six months after its date of grant except that this limitation shall not apply if the grantee dies or is disabled prior to the expiration of this six-month period.

                (4) The Committee shall have sole discretion to consent to or disapprove any Withholding Election made by such grantee who is an employee, and if the Committee disapproves such a Withholding Election, shares of Common Stock shall not be issued to the grantee upon the exercise of an option to which the disapproved Withholding Election applies until the grantee shall have complied with the requirements, if any, which the Committee may have adopted pursuant to the first sentence of this paragraph for satisfying the withholding obligation with respect to such exercise. The Committee by resolution may approve in advance all Withholding Elections made by grantees subject to Section 16(b) who are employees, provided the resolution expressly reserves to the Committee the right both to disapprove any such Withholding Election and to revoke its advance approval.

                (5) The notice of exercise filed by such a grantee shall specify whether the notice also constitutes a Withholding Election with respect to that exercise or whether a previously filed Withholding Election applies to that exercise. In either such case the notice also shall specify whether the grantee intends to file an election pursuant to Section 83(b) of the Code to have such exercise be taxable as of the date of exercise, and if so, whether the withholding obligation will be satisfied by withholding from the shares of Common Stock to be issued upon the exercise, or by surrender of already-owned shares of Common Stock. If the withholding obligation will be satisfied from already-owned shares of Common Stock, the notice of exercise shall be accompanied by certificates for a sufficient number of such shares of Common Stock. If the notice indicates that no such Section 83(b) election will be filed, all of the shares of Common Stock for which the option is exercised shall be issued to the grantee, and the Corporation shall advise the grantee as of the Tax Date of the required withholding amount so that the grantee may tender an appropriate number of shares of Common Stock, either from those issued upon exercise of the option or from shares of Common Stock already owned by the grantee.

       The Committee may adopt such rules, forms and procedures as it considers necessary or desirable to implement such withholding procedures, which rules, forms and procedures shall be binding upon all grantees, and which shall be applied uniformly to all grantees similarly situated.

12.    REGULATORY APPROVALS

       The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

13.    RULE 16B-3 COMPLIANCE.

       (a)    Additional Restrictions Under Rule 16b-3.  Unless a grantee could
              ----------------------------------------
otherwise transfer option shares issued hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of grant of an option to the date of disposition of the shares issued upon exercise of the option.

       (b)    Compliance with Rule 16b-3.  It is the intent of the Corporation
              --------------------------
that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of options to or other transaction by a grantee who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any agreement relating to an option does not comply with the requirements of Rule 16b-3 as then applicable to any such grantee, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.
In addition, the Committee shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder or take other action if such authority would cause a grantee's transactions under the Plan not to be exempt under Rule 16b-3 under the Exchange Act.